EXHIBIT 10.8

ADJUSTMENT NOTICE

To:    SunPower Corporation
77 Rio Robles
San Jose, CA 95134
Attn: Dennis Arriola/CFO
Telephone:(408) 240-5574
Facsimile:(408) 240-5404

From:    Barclays Bank PLC
5 The North Colonnade
Canary Wharf, London E14 4BB
Facsimile:+44 (20) 777 36461
Telephone: +44 (20) 777 36810

c/o Barclays Capital Inc.
as Agent for Barclays Bank PLC
745 Seventh Ave
New York, NY 10019
Telephone: +1 212 412 4000

Re:    Base Issuer Warrant Transaction

Date:    September 21, 2011

Reference is made to the Base Issuer Warrant Transaction letter agreement entered into on March 25, 2010, as amended and restated on December 22, 2010 (the “Transaction”) among SunPower Corporation (“Counterparty”), Barclays Bank PLC (“Barclays”), through its agent Barclays Capital Inc., on the Class A Common Stock of Counterparty. All capitalized terms used and not otherwise defined herein shall have their meanings as defined in the Confirmation.

This letter is being sent to you by Barclays, as Calculation Agent under the Transaction, as notification of an adjustment to the Transaction due to the Tender Offer which occurred on June 14, 2011.

As of the date hereof the Strike Price under the Warrant Transaction shall be USD 24.00.

Except as otherwise set out herein and unless otherwise agreed between the parties, the Confirmation and the Transaction it confirms shall remain in full force and effect.
Very truly yours,

BARCLAYS CAPITAL INC.,
as Agent for BARCLAYS BANK PLC

By: /s/ Adam Lawlor
Name: Adam Lawlor
Title: Authorised Signatory

Accepted and confirmed as
of the date first above written:

SUNPOWER CORPORATION

By: /s/ Dennis Arriola
Name: Dennis Arriola
Title: EVP & CFO